                                 SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]  Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14a-6(e)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-12


                               Delphi Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
     (3) Filing Party:

     -------------------------------------------------------------------------
     (4) Date Filed:

     -------------------------------------------------------------------------

[LOGO] DELPHI

                       Notice of DELPHI'S Annual Meeting

                             Four Points Sheraton
                               Milwaukee Airport
                              4747 Howell Avenue
                             Milwaukee, Wisconsin
                   Thursday, May 1, 2003, 8:00 am local time

In connection with the DELPHI CORPORATION 2003 Annual Meeting of Stockholders, this e-mail describes how to access proxy materials and vote by proxy.

GENERAL INFORMATION

You received this e-mail because our records show that (1) you are an employee of DELPHI CORPORATION who has regular access to the company's e-mail in the ordinary course of performing your duties and are expected to log-on to e-mail routinely to receive communications, or (2) you have expressly consented to receive DELPHI CORPORATION communications and vote by proxy via the Internet. You may have given this consent during a prior vote at ProxyVote.com.

This e-mail notification contains information specific to your holding in the security identified below. If you have DELPHI CORPORATION shares in multiple accounts, you will be receiving multiple e-mails representing your various accounts. Each e-mail will include a separate CONTROL NUMBER. We urge you to vote each account. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

DELPHI CORPORATION 2003 Annual Meeting of Stockholders.

RECORD DATE: March 3, 2003

MEETING DATE: May 1, 2003

CUSIP NUMBER: 247126A99

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site:

http://www.proxyvote.com/0012345678901

For our secure site:
https://www.proxyvote.com/0012345678901

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote.com, you will need your four digit PIN:

     - If you are an employee of DELPHI CORPORATION, your PIN is the last four digits of your Social Security number.

     - If you are a stockholder who consented to receive proxy materials electronically, your PIN is the four digit number you selected at the time of your enrollment.

     - If you have forgotten your PIN number, please follow the instructions on www.proxyvote.com

Internet voting is accepted up to 11:59 p.m. (ET) the day before the meeting date.

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click the url address below:
http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

ANNUAL REPORT

PROXY STATEMENT

To cancel or change your enrollment profile, please go to http://www.icsdelivery.com/delphi

Please note that this year, you will receive a written meeting notification in the mail explaining the time, date and location of the meeting.

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about proxyvote.com. (Include the original text and subject line of this message for identification purposes)

                    ---------------------------------------

                               GENERIC BENEFICIAL
                    TELEPHONE PROXY VOTING SERVICE DIALOGUE
                                 1-800-454-8683

                    ---------------------------------------

Dialogue      Type of
Number       Dialogue        Dialogue
-------      --------        --------

   1         Greeting 1      Hello. Thank you for calling the Telephone Proxy
                             Voting Service.
                                      . Go to dialogue # 2.

   2         Greeting 2      Press one if you are calling from a touch-tone
                             phone and have your Proxy Form in front of you.
                             . Enter '1'.
                                      . Go to dialogue # 3.
                             . Enter invalid response. "Please call back when
                               you have your Proxy Form. Thank you for calling the Telephone Proxy Voting Service. This concludes your Transaction."
                                      . Disconnect.

                                . When an invalid response of more than 1 digit
                                  is entered, the caller is disconnected without a message.

                              . Enter nothing. "Please call back when you have
                                your Proxy Form. Thank you for calling the Telephone Proxy Voting Service. This concludes your transaction."
                                      . Disconnect

   3         Let's Begin     Let's begin
                                      . Go to dialogue # 4.









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

================================================================================

                               GENERIC BENEFICIAL
                    TELEPHONE PROXY VOTING SERVICE DIALOGUE
                                 1-800-454-8683

================================================================================

DIALOGUE      TYPE OF
NUMBER        DIALOGUE        DIALOGUE
------        --------        --------

  4           Enter CN        Please enter the twelve digit Control Number
                              located on the left side of the Proxy Form above the directors.
                              . Enter 12 valid Control Number digit during or
                                after dialogue #s 3 & 4.
                                . Go to dialogue # 5.

                              . Enter 12 invalid Control Number digits during or
                                after dialogue #s 3 & 4. "Sorry, your Control Number is invalid."
                                . Go to dialogue # 4.
                                        - A third invalid attempt triggers the
                                        'Sorry Problems' message and
                                        disconnects-.

                              . Enter 1 to 11 invalid digits/characters during
                                or after dialogue #s 3 & 4. "Sorry, your input was invalid."
                                . Go to dialogue # 4
                                        - A third invalid attempt triggers the
                                        'Sorry Problems' message and
                                        disconnects-.

                              . Enter nothing. "I have not received your
                                response." OR "Sorry, your input was invalid." . Go to dialogue # 4.
                                        - A third no response triggers the
                                        'Sorry Problems' message and
                                        disconnects-.

  5           Thank You       Thank You.
                              When vote is in advance of the meeting date...
                                . Go to dialogue # 6.
                                OR
                              When vote is on the day of or passed the meeting date...
                                "your vote cannot be accepted. It is the day of the meeting or the vote is late."
                                . Go to dialogue # 4.




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

================================================================================

                               GENERIC BENEFICIAL

                    TELEPHONE PROXY VOTING SERVICE DIALOGUE

                                 1-800-454-8683

================================================================================

DIALOGUE       TYPE OF
NUMBER         DIALOGUE        DIALOGUE
------         --------        --------

  6            Accept Default  If you elect to vote as the Board of Directors recommends, press one. If you elect to vote on directors and proposals individually, press two.
                               If you would like to be issued a legal proxy and plan to attend the meeting and vote your shares in person, press three.
                               . Enter '1'.
                                 . Go to dialogue # 25.
                               . Enter '2'.
                                 . Go to dialogue # 8.
                               . Enter '3'.
                                 . Go to dialogue # 7.
                               . Enter nothing or an invalid response. "I have
                                 not received your response ." OR "Sorry, your input was invalid."
                                 . Go to dialogue # 6.
                                          - A third no response or invalid
                                          response triggers the 'Sorry Problems'
                                          message and disconnects-.

  7            Mail Legal      You have chosen to be sent a legal proxy through
               Proxy           the mail. To confirm the mailing of this proxy,
                               press one. To cancel your request for a mailed proxy, press two.
                               . Enter '1'.
                                 . Go to dialogue # 7A.
                               . Enter '2'.
                                 . Go to dialogue # 8.
                                 . Note: When a '2' is entered to cancel the request for a mailed legal proxy, caller gets dialogue # 8 (to vote for nominees). Shouldn't caller return to dialogue # 6 to start over?
                               . Enter nothing or an invalid response. "I have
                                 not received your response." OR "Sorry, your
                                 input was invalid."
                                 .  Go to dialogue # 7.
                                          - A third no response or invalid
                                          response triggers the 'Sorry Problems'
                                          message and disconnects-.



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

================================================================================

                               GENERIC BENEFICIAL
                    TELEPHONE PROXY VOTING SERVICE DIALOGUE
                                 1-800-454-8683

================================================================================

DIALOGUE       TYPE OF
NUMBER         DIALOGUE        DIALOGUE
------         --------        --------
  7A           Confirm         We have just confirmed that you will be mailed a
               Mail Proxy      legal proxy.
                               . Go to dialogue # 27.

  8            Nominee Vote    /1/ There are zero nominees for this proxy vote.
               **Dialogue      . Go to dialogue # 17.
               /1/ or /2/
               depending
               on wether                           OR
               there are
               Nominees for
               this proxy      /2/ If you wish to vote for all nominees, press
               vote            one. To withhold all nominees, press two. To
                               withhold specific nominees, press three.
                               . Enter '1'.
                                 . Go to dialogue # 9.
                               . Enter '2'.
                                 . Go to dialogue # 10.
                               . Enter '3'.
                                 . Go to dialogue # 11.
                               . Enter nothing or an invalid response. "I have
                                 not received your response." OR "Sorry, your input was invalid."
                                 . Go to dialogue # 8.
                                         - A third no response or invalid
                                         response triggers 'Sorry Problems'
                                         message and disconnects-.








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


================================================================================

                               GENERIC BENEFICIAL

                    TELEPHONE PROXY VOTING SERVICE DIALOGUE

                                 1-800-454-8683

================================================================================

DIALOGUE     TYPE OF
NUMBER       DIALOGUE        DIALOGUE
------       --------        --------

   9         For All        You have voted for all nominees. If this is correct,
             Nominees       press one. If this is not correct, press two.
                            . Enter '1'.
                              . Go to dialogue # 17.
                            . Enter '2'.
                              . Go to dialogue # 8.
                            . Enter nothing or an invalid response. "I have not
                              received you response." OR "Sorry, your input was invalid."
                              . Go to dialogue # 9.
                                      - A third no response or invalid response
                                        triggers 'Sorry Problems' message and
                                        disconnects-.

  10         Withhold       You have voted to withhold all nominees. If this is
             All Nominees   correct, press one. If this is not correct, press
                            two.
                            . Enter '1'.
                              . Go to dialogue # 17.
                            . Enter '2'
                              . Go to dialogue # 8.
                            . Enter nothing or an invalid response. "I have not
                              received your response." OR "Sorry, your input was invalid."
                              . Go to dialogue # 10.
                                      - A third no response or invalid response
                                        triggers 'Sorry Problems' message and
                                        disconnects-.

  11         Specific       You have chosen to withhold Specific Nominees.
             Nominee          . Go to dialogue # 12.






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

================================================================================

                               GENERIC BENEFICIAL

                    TELEPHONE PROXY VOTING SERVICE DIALOGUE

                                 1-800-454-8683

================================================================================

DIALOGUE       TYPE OF
NUMBER         DIALOGUE        DIALOGUE
------         --------        --------
  12           Enter Nominee   Enter the two digit number that is in front of
                               the name of the nominee you wish to withhold. If you are finished, enter zero zero.
                               . Enter valid two digit number between 1 and 10.
                                 . Go to dialogue # 13.
                               . Enter valid two digit number between 1 and 10
                                 that was previously entered-therefore a
                                 duplicate nominee number.
                                 . Go to dialogue # 14.
                               . Enter '00'.
                                 . Go to dialogue # 17.
                               . Enter invalid digit(s).
                                 . Go to dialogue # 15.
                               . Enter nothing.
                                 . Go to dialogue # 17.

  13           Verify Nominee  You have entered Nominee Number... If this is correct, press one. If this is not correct, press two.
                               . Enter '1'.
                                 . Go to dialogue # 16.
                               . Enter '2'.
                                 . Go to dialogue # 16.
                               . Enter nothing or an invalid response. "I have
                                 not received your response." OR "Sorry, your input was invalid."
                                 . Go to dialogue # 13. -- (Only "If...correct,
                                   press one - if...not correct, press two" is repeated.)
                                        - A third no response or invalid
                                          response triggers 'Sorry Problems'
                                          message and disconnects-.

  14           Dup Nominee     You have already selected Nominee Number...
                               . Go to dialogue # 16.




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

================================================================================

                               GENERIC BENEFICIAL
                    TELEPHONE PROXY VOTING SERVICE DIALOGUE
                                 1-800-454-8683

================================================================================

DIALOGUE       TYPE OF
NUMBER         DIALOGUE       DIALOGUE
------         --------       --------

  15           Invalid        Your entry was invalid. The Nominee Number must
               Nominee        be between one and ten.
                              . Go to dialogue # 16.

  16           Another        If you wish to withhold another nominee, enter
               Nominee        the two digit number that is in front of the name
                              of the nominee you wish to withhold. If you are finished, enter zero zero.
                              . Enter valid two digit number between 1 and 10
                                to withhold another nominee.
                                . Go to dialogue # 13.

                              . Enter valid two digit number between 1 and 10
                                that was previously entered-therefore a
                                duplicate nominee number.
                                . Go to dialogue # 14.

                              . Enter '00'.
                                . Go to dialogue # 17.

                              . Enter invalid nominee number
                                . Go to dialogue # 15.

                              . Enter nothing.
                                . Go to dialogue # 17.

  17           Proposal       Proxy Voting continues with Proposal Voting...
               Voting         . Go to dialogue # 18.

  18           Proposal       We are ready to accept your vote for Proposal...
               Name           . Go to dialogue #19.




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
================================================================================
                               GENERIC BENEFICIAL

                    TELEPHONE PROXY VOTING SERVICE DIALOGUE

                                 1-800-454-8683
================================================================================


Dialogue      Type of
Number       Dialogue        Dialogue
-------      --------        --------

  19         Proposal Vote   If you are voting for this proposal, press one. If
                             you are voting against this proposal, press two. If you wish to abstain, press three.
                              . Enter '1', '2', '3', etc. (proposal numbers may
                                vary) to vote on a specific proposal.
                                . Go to dialogue # 18 to vote on another
                                  proposal.
                                . Go to dialogue # 20 after all proposals are
                                  voted.
                              . Enter nothing or invalid response. "I have not
                                received your response." OR "Sorry, your input was invalid."
                                . Go to dialogue # 18.
                                      - A third no response or invalid response
                                        triggers 'Sorry Problems' message and
                                        disconnects-.

  20         Nominee Vote       When there are no nominees...
             Confirmation       . Go to dialogue # 21
                                When there are nominees...
                             You have voted for all Nominees.
                                      OR
                             You have voted to withhold all Nominees.
                                      OR
                             You have voted to withhold Nominee....
                                . Go to dialogue # 21.

  21         For Proposal    You have voted for Proposal....

  22         Against         You have voted against Proposal....
             Proposal




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

================================================================================

                               GENERIC BENEFICIAL

                    TELEPHONE PROXY VOTING SERVICE DIALOGUE

                                 1-800-454-8683

================================================================================

DIALOGUE       TYPE
NUMBER         DIALOGUE        DIALOGUE
------         --------        --------

  23           Abstain         You have voted to abstain from Proposal...
               Proposal
                               . Dialogues 21, 22, and 23 are repeated until all
                                 proposal votes are verified.

                                 . Go to dialogue # 24.

  24           Confirm Votes   If this is correct, press one. If this is not
                               correct press two. If you would like your vote
                               repeated to you, press three.
                               . Enter '1'. " A vote has been recorded for
                                            Control Number.............."
                                 . Go to dialogue # 27.
                               . Enter '2'
                                 . Go to dialogue # 6.
                                            - A third entry of this response
                                            triggers the 'Too Many Incorrect'
                                            message, followed by the 'Sorry
                                            Problems' message and disconnects-.
                               . Enter '3'.
                                 . Go to dialogue # 20.
                               . Enter nothing or invalid response. "I have not
                                 received your response." OR "Sorry, your input was invalid."
                                 . Go to dialogue # 20, 21, 22, 23.
                                            - A third no response or invalid
                                            response triggers 'Sorry Problems'
                                            message and disconnects-.

  25           Vote            You have elected to vote as the Board of
               Recommended     Directors has recommended.
                               . Go to dialogue # 26.



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


================================================================================

                               GENERIC BENEFICIAL

                    TELEPHONE PROXY VOTING SERVICE DIALOGUE

                                 1-800-454-8683

================================================================================

DIALOGUE     TYPE OF
NUMBER       DIALOGUE       DIALOGUE
------       --------       --------

  26         Board          Recommended elections include a vote to approve all
             Recommends     Proposed nominees and a vote for proposals zero one,
                            zero two, zero four. If this is correct, press one.
                            If this is not correct, press two. If you would like
                            your vote repeated to you, press three.
                            . Enter '1'. "A vote has been recorded for
                                          Control Number......................".
                              . Go to dialogue # 27.
                            . Enter '2'.
                              . Go to dialogue # 6.
                                      -A third entry of this response triggers
                                      Too Many Incorrect' message, followed by the "Sorry Problems' message and disconnects-.

                            . Enter '3'.
                              . Go to dialogue # 25.
                            . Enter nothing or an invalid response. "I have not
                              received your response." OR "Sorry, your input was invalid."
                              . Go to dialogue # 25.
                                      - A third no response or invalid response triggers 'Sorry Problems' message and disconnects-.

             Conclude       If this concludes your business, press one. If you
             Business       would like to vote for another Proxy Election, press
                            two.
                            . Enter '1'.
                              . Go to dialogue # 28.
                            . Enter '2'.
                              . Go to dialogue # 28.
                            . Enter nothing or invalid response. "I have not
                              received your response." OR "Sorry, your input was invalid."
                              . Go to dialogue # 27.
                                      - A third no response or invalid response triggers 'Sorry Problems' message and disconnects-.




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

================================================================================

                               GENERIC BENEFICIAL

                    TELEPHONE PROXY VOTING SERVICE DIALOGUE

                                 1-800-454-8683

================================================================================

Dialogue      Type of
Number       Dialogue        Dialogue
-------      --------        --------

  28         Record Votes    All of your votes have been recorded by the
                             Telephone Proxy Voting Service. Do not mail in your proxy card. Keep it as a record of your vote.
                                . Go to dialogue # 4--if voting for another
                                  Proxy Election based on voter's response to dialogue # 27.
                                . Go to dialogue # 29--if not voting for another
                                  Proxy Election based on voter's response to dialogue # 27.

  29         Thank You       Thank you for calling the Telephone Proxy Voting
                             Service. This concludes your transaction.
                                . Disconnect.









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
================================================================================

                               GENERIC BENEFICIAL

                    TELEPHONE PROXY VOTING SERVICE DIALOGUE

                                 1-800-454-8683

================================================================================


STANDARD DIALOGUES REPEATED UNDER VARIOUS CONDITIONS

The dialogues below are spoken under various circumstances. Generally, the "Sorry Problems" dialogue is repeated on the third attempt to get valid information


TYPE OF
INSTRUCTION            DIALOGUE
-----------            --------

Sorry Problems         We are sorry you are experiencing problems entering your
                       vote. Please call later and try again.

                      . NOTE
                        The "Sorry Problems" dialogue is generally repeated after any combination of three invalid responses or non responses to a set of dialogues. This is followed by a disconnection.

Too Many Incorrects    You have made too many incorrect entries. Please call
                       back when you have the correct information.

                      . Note
                        The "Too Many Incorrects" dialogue is generally repeated when there are several changes and inconsistencies responding to a set of dialogues. This is followed by the "Sorry Problems" dialogue and a disconnection.

Invalid Input          Sorry, your input was invalid.

Pause .5 [ 500 ms of silence ] (Amount of pause time permitted between caller's vote and continuation of telephone dialogue.)






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

                    ---------------------------------------

                               GENERIC REGISTERED
                    TELEPHONE PROXY VOTING SERVICE DIALOGUE
                                 1-800-690-6903

                    ---------------------------------------

Dialogue      Type of
Number       Dialogue        Dialogue
--------     --------        --------

   1         Greeting 1      Hello. Thank you for calling the Telephone Proxy
                             Voting Service.
                                      . Go to dialogue # 2.

   2         Greeting 2      Press one if you are calling from a touch-tone
                             phone and have your Proxy form in front of you.
                             . Enter '1'
                                      . Go to dialogue # 3.
                             . Enter invalid response. "Please call back when
                               you have your Proxy Form. Thank you for calling the Telephone Proxy Voting Service. This concludes your transaction."
                                      . Disconnect.
                                      . When an invalid response of more than 1
                                        digit is entered, the caller is
                                        disconnected without a message.
                             . Enter nothing. "Please call back when you have
                               your Proxy Form. Thank you for calling the Telephone Proxy Voting Service. This concludes your transaction."
                                      . Disconnect.

   3         Let's Begin     Let's begin.
                                      . Go to dialogue # 4.

   4         Enter CN        Please enter the twelve digit Control Number
                             located on the left side of the Proxy Form above the directors.
                             . Enter 12 valid Control Number digits during or
                               after dialogue #s 3 & 4.
                                      . Go to dialogue # 5.
                             . Enter 12 invalid Control Number digits during or
                               after dialogue #s 3 & 4. "Sorry, your Control Number is invalid."
                                      . Go to dialogue # 4.
                                        . A third invalid attempt triggers the
                                          "Sorry Problems" message and
                                          disconnects -.
                             . Enter 1 to 11 invalid digits/characters during or
                               after dialogue #s 3 & 4. "Sorry, your input was invalid."
                                      . Go to dialogue # 4.
                                        . A third invalid attempt triggers the
                                          'Sorry Problems' message and
                                          disconnects -.
                                      . Enter nothing. "I have not received your
                                        response." OR "Sorry, your input was
                                        invalid."
                                      . Go to dialogue # 4.
                                        . A third no response triggers the
                                          'Sorry Problems' message and
                                          disconnects -.

   5         Thank You       Thank You.
                             When vote is in advance of the meeting date. . .
                                      . Go to dialogue # 6.
                             OR
                             When vote is on the day of or passed the meeting date . . .
                             "Your vote cannot be accepted. It is the date of the meeting or the vote is late."
                                      . Go to dialogue # 4.

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

DIALOGUE     TYPE OF
NUMBER       DIALOGUE        DIALOGUE
------       --------        --------

   6         Accept Default  If you elect to vote as the Board of Directors recommends, press one. If you elect to vote on directors and proposals individually, press two.
                             . Enter `1'.
                               . Go to dialogue # 24.
                             . Enter `2'.
                               . Go to dialogue # 7.
                             . Enter nothing or an invalid response. "I have not
                               received your response." OR "Sorry, your input was invalid."
                               . Go to dialogue # 6.
                                       - A third no response or invalid response
                                         triggers the `Sorry Problems' message
                                         and disconnects -.

        Dialogues numbered 7 (2) through 15 and 19 are only reached when there are nominees to vote on -- and caller elects to vote on directors and proposals individually.

   7         Nominee Vote    There are zero nominees for this proxy vote.
                             . Go to dialogue # 16.
             **Dialogue (1)              OR
             or (2) depending
             on whether there
             are Nominees for
             this proxy vote
                             (2) If you wish to vote for all nominees, press one. To withhold all nominees, press two. To withhold specific nominees, press three.
                             . Enter `1'.
                               . Go to dialogue # 8.
                             . Enter `2'.
                               . Go to dialogue # 9.
                             . Enter `3'.
                               . Go to dialogue # 10.
                             . Enter nothing or an invalid response. "I have not
                               received your response." OR "Sorry, your input was invalid."
                               . Go to dialogue # 7.
                                       - A third no response or invalid response
                                         triggers the `Sorry Problems' message
                                         and disconnects-.

   8         For All         You have voted for all nominees. If this is
             Nominees        correct, press one. If this is not correct,
                             press two.
                             . Enter `1'.
                               . Go to dialogue # 16.
                             . Enter `2'.
                               . Go to dialogue # 7.
                             . Enter nothing or an invalid response. "I have not
                               received your response." OR "Sorry, your input was invalid."
                               . Go to dialogue # 8.
                                       - A third no response or invalid response
                                         triggers the `Sorry Problems' message
                                         and disconnects-.

   9         Withhold All    You have voted to withhold all nominees. If this is
                             correct, press Nominees one. If this is not correct, press two.
                             . Enter `1'.
                               . Go to dialogue # 16.
                             . Enter `2'.
                               . Go to dialogue # 7.
                             . Enter nothing or an invalid response. "I have not
                               received your response." OR "Sorry, your input was invalid."


genregis.doc          ADP/ICS GENERIC REGISTERED VER. 4.0
Created 3/03     Rev. 3/03                                                Page 2

================================================================================

                               GENERIC BENEFICIAL

                    TELEPHONE PROXY VOTING SERVICE DIALOGUE

                                 1-800-454-8683

================================================================================

Dialogue       Type of
Number         Dialogue        Dialogue
------         --------        --------

                                 . Go to dialogue # 9.
                                        - A third no response or invalid
                                        response triggers the `Sorry Problem'
                                        message and disconnects-.

 10            Specific
               Nominee         You have chosen to withhold Specific Nominees.
                                 . Go to dialogue # 11.

 11            Enter Nominee   Enter the two digit number that is in front of
                               the name of the nominee you wish to withhold.
                               If you are finished enter zero zero.
                               . Enter valid two digit number between 1 and 10.
                                 . Go to dialogue # 12.

                               . Enter valid two digit number between 1 and 10
                                 that was previously entered - therefore a duplicate nominee number.
                                 . Go to dialogue # 13.
                               . Enter `00'.
                                 . Go to dialogue # 16.
                               . Enter invalid digit(s).
                                 . Go to dialogue # 14.
                               . Enter nothing.
                                 . Go to dialogue # 16.

 12            Verify          You have entered Nominee Number . . .   If this
               Nominee         is correct, press one.  If this is not correct,
                               press two.
                               . Enter `1'.
                                 . Go to dialogue # 15.
                               . Enter `2'.
                                 . Go to dialogue # 15
                               . Enter nothing or an invalid response. "I have
                                 not received your response." OR "Sorry, your input was invalid."
                                 . Go to dialogue # 12.
                                 - (Only "if...correct,
                                   press one - if...not correct, press two" is repeated.
                                        - A third no response or invalid
                                        response triggers `Sorry Problems'
                                        message and disconnects-.

 13            Dup Nominee     You have already selected Nominee Number . . .
                                 . Go to dialogue # 15.

 14            Invalid         Your entry was invalid. The Nominee Number must
               Nominee         be between one and ten.
                                 . Go to dialogue # 15.

 15            Another         If you wish to withhold another nominee, enter
               Nominee         the two digit number that is in front of the name
                               of the nominee you wish to withhold. If you are finished, enter zero zero.
                               . Enter valid two digit number between 1 and 10
                                 to withhold another nominee.
                                 . Go to dialogue # 12.
                               . Enter valid two digit number between 1 and 10
                                 that was previously entered - therefore a duplicate nominee number.
                                 . Go to dialogue # 13.
                               . Enter `00'.
                                 . Go to dialogue # 16.
                               . Enter invalid nominee number.
                                 . Go to dialogue # 14.
                               . Enter nothing.
                                 . Go to dialogue # 16.

 16            Proposal        Proxy Voting continues with Proposal Voting.
               Voting            . Go to dialogue # 17.

DIALOGUE       TYPE OF
NUMBER         DIALOGUE        DIALOGUE
------         --------        --------
  17           Proposal Name   We are ready to accept your vote for
                               Proposal . . .
                                 . Go to dialogue # 18
  18           Proposal Vote   If you are voting for this proposal, press one.
                               If you are voting against this proposal, press two. If you wish to abstain, press three.
                               . Enter `1', `2', `3', etc. (proposal numbers may
                                 vary) to vote on a specific proposal.
                                 . Go to dialogue # 17. to vote on another
                                   proposal.
                                 . Go to dialogue # 29 - 40 to indicate response
                                   to data collection
                                 . Go to dialogue # 19. after all proposals are
                                   voted.
                               . Enter nothing or invalid response. "I have not
                                 received your response. " OR "Sorry, your input was invalid."
                                 . Go to dialogue # 17.
                                        - A third no response or invalid
                                          response triggers `Sorry Problems'
                                          message and disconnects-.

  19           Nominee Vote
               Confirmation    When there are no nominees . . .
                                 . Go to dialogue # 20.
                               When there are nominees . . .
                               You have voted for all Nominees.
                                        OR
                               You have voted to withhold all Nominees.
                                        OR
                               You have voted to withhold Nominee .
                                 . Go to dialogue # 20.

  20           For Proposal    You have voted for Proposal . . .
  21           Against
               Proposal        You have voted against Proposal . . .
  22           Abstain
               Proposal        You have voted to abstain from Proposal .
                               . Dialogues 20, 21 and 22 are repeated until all
                                 proposal votes are verified.
                               . Dialogues 41 - 64 are repeated until all data
                                 collection indications are verified.
                                 . Go to dialogue # 23.

  23           Confirm Votes   If this is correct, press one. If this is not
                               correct, press two.  If you would like your vote
                               repeated to you, press three.
                               . Enter `1'. "A vote has been recorded for
                               Control Number . . . . . . . . . " .
                                 . Go to dialogue # 26.
                               . Enter `2'.
                                 . Go to dialogue # 6.
                                        - A third entry of this response
                                          triggers the too `Too Many Incorrect'
                                          message, followed by the `Sorry
                                          Problems' message and disconnects-.
                               . Enter `3'.
                                 . Go to dialogue # 19.
                               . Enter nothing or invalid response. "I have not
                                 received your response." OR "Sorry, your input was invalid."
                                 . Go to dialogue # 19, 20 , 21, 22, 41 - 64.
                                        - A third no response or invalid
                                          response triggers `Sorry Problems'
                                          message and disconnects-.

  24           Vote            You have elected to vote as the Board of
               Recommended     Directors has recommended.

                                 . Go to dialogue # 25.

DIALOGUE     TYPE OF
NUMBER       DIALOGUE        DIALOGUE
------       --------        --------
  25         Board           Recommended elections include a vote to approve all
             Recommends      proposed nominees and a vote for proposals zero
                             zero two, zero four. If this is correct, press one.
                             If this is not correct, press two. If you would
                             like your vote repeated to you, press three,
                             . Enter '1' "A vote has been recorded for Control
                               Number . . . . . . . . . ".
                               . Go to dialogue # 26.
                             . Enter '2'.
                               . Go to dialogue # 6.
                                       - A third entry of this response triggers
                                         the `Too Many Incorrect' message,
                                         followed by the `Sorry Problems'
                                         message and disconnects-.
                             . Enter '3'.
                               . Go to dialogue # 24.
                             . Enter nothing or an invalid response.  "I have
                               not received your response." OR "Sorry, your input was invalid."
                               . Go to dialogue # 24.
                                       - A third no response or invalid response
                                         triggers 'Sorry Problems' message and
                                         disconnects-.

  26         Conclude        If this concludes your business, press one. If you
             Business        would like to vote for another Proxy Election,
                             press two.
                             . Enter '1'.
                               . Go to dialogue # 27.
                             . Enter '2'.
                               . Go to dialogue # 27.
                             . Enter nothing or invalid response. "I have not
                               received your response." OR "Sorry, your input was invalid."
                               . Go to dialogue # 26.
                                       - A third no response or invalid response
                                         triggers 'Sorry Problems' message and
                                         disconnects-.

   27        Record Votes    All of your votes have been recorded by the
                             Telephone Proxy Voting Service. Do not mail in your proxy card. Keep it as a record of your vote.
                               . Go to dialogue # 4 - if voting for another
                                 Proxy Election based on voter's response to dialogue # 26.
                               . Go to dialogue # 28 - if not voting for another
                                 Proxy Election based on voter's response to dialogue #26.

   28        Thank You       Thank you for calling the Telephone Proxy Voting
                             Service. This concludes your transaction.
                               . Disconnect.

   29        Discontinue     If you wish to discontinue receipt of the Annual
             AR              Report, please press 1 for YES or 2 for NO.

   30        Generic         If you would like to keep your vote confidential
             Confidential    under the current policy please press 1 for YES or
             Voting          2 for NO

   31        Delphi          If you would like to keep your vote confidential
             Confidential    under Delphi's policy please press 1 for YES or
             Voting          2 for NO

   32        Electronic      To view meeting materials electronically via the
             Access          internet rather than receiving a hard copy, please
                             note that you will continue to receive a proxy card for voting purposes only, please press 1 for YES or 2 for NO.

   33        HouseHolding    To consent to receive certain future investor
             (Pseudo) Prop.  communications in a single package per household, please press 1 for YES or 2 for NO


genregis.doc          ADP/ICS GENERIC REGISTERED VER. 4.0
Created 3/03     Rev. 3/03                                                Page 5

 Dialogue    Type of
  Number     Dialogue          Dialogue
---------    --------          --------
    34       Meeting           If you plan to attend this meeting, please press
             Attendance        1 for YES or 2 for NO

    35       Question 1        In regards to Question 1, please press 1 for YES
             Yes/No            or 2 for NO.

    36       Question 2        In regards to Question 2, please press 1 for YES
             Yes/No            or 2 for NO.

    37       Question 3        In regards to Question 3, please press 1 for YES
             Yes/No            or 2 for NO.

    38       Question 1        In regards to Question 1, please press 1 to vote
             For/Against       "FOR" or 2 to vote "AGAINST"

    39       Question 2        In regards to Question 2, please press 1 to vote
             For/Against       "FOR" or 2 to vote "AGAINST"

    40       Question 3        In regards to Question 3, please press 1 to vote
             For/Against       "FOR" or 2 to vote "AGAINST"

    41       Confirm           You have indicated you no longer wish to receive
             Discontinue       the Annual Report.
             AR 1

    42       Confirm           You have indicated you wish to continue
             Discontinue       receiving the Annual Report.
             AR 2

    43       Confirm of        You have selected YES to keeping your vote
             Confidential      confidential under the current policy
             Voting 1

    44       Confirm of        You have selected NO to keeping your vote
             Confidential      confidential under the current policy
             Voting 2

    45       Confirmation of   You have selected YES to keeping your vote
             Delphi 1          confidential under Delphi's policy

    46       Confirmation of   You have selected NO to keeping your vote
             Delphi 2          confidential under Delphi's policy

    47       Confirm           You have indicated you wish to view meeting
             Electronic        materials electronically via the internet
             Access 1          instead of receiving a hard copy.
                               Once again, please note that you will continue
                               to receive a proxy card for voting purposes only.
    48       Confirm           You have indicated you wish to continue
             Electronic        receiving a hard copy of all meeting materials.
             Access 2

    49       Confirm           You have consented to receive certain future
             Householding 1    investor communications in a single package per
                               household.

    50       Confirm           You did not consent to receive certain future
             Householding 2    investor communications in a single packager per
                               household

    51       Confirm Meeting   You have indicated you will attend this meeting
             Attendance 1

    52       Confirm Meeting   You have indicated you will not attend this
             Attendance 2      meeting.

    53       Confirm Question  You have indicated YES to Question 1.
             1 Yes

    54       Confirm Question  You have indicated NO to Question 1.
             1 No

    55       Confirm Question  You have indicated YES to Question 2.
             2 Yes

    56       Confirm Question  You have indicated NO to Question 2.
             2 No

    57       Confirm Question  You have indicated YES to Question 3.
             3 Yes

Dialogue     Type of
 Number      Dialogue          Dialogue
--------     --------          --------
   58        Confirm           You have indicated NO to Question 3.
             Question 3 No

   59        Confirm           You have voted "FOR" Question 1.
             Question 1 For

   60        Confirm           You have voted `AGAINST' Question 1.
             Question 1
             Against

   61        Confirm           You have voted "FOR" Question 2
             Question 2 For

   62        Confirm           You have voted `AGAINST' Question 2.
             Question 2
             Against

   63        Confirm           You have voted "FOR" Question 3
             Question 3 For

   64        Confirm           You have voted `AGAINST' Question 3
             Question3
             Against

              STANDARD DIALOGUES REPEATED UNDER VARIOUS CONDITIONS

           The dialogues below are spoken under various circumstances.
             Generally, the "Sorry Problems" dialogue is repeated on
                   the third attempt to get valid information.

   Type of
 Instruction    Dialogue
 -----------    --------

    Sorry       We are sorry you are experiencing problems entering your vote.
  Problems      Please call later and try again.

                (GRAPH) NOTE
                The "Sorry Problems" dialogue is generally repeated after any combination of three invalid responses or non response to a set of dialogues. This is followed by a disconnection.

  Too Many      You have made too many incorrect entries. Please call back when
 Incorrects     you have the correct information.

                (GRAPH) NOTE
                The "Too Many Incorrects" dialogue is generally repeated when there are several changes and inconsistencies responding to a set of dialogues. This is followed by the "Sorry Problems" dialogue and a disconnection.

  Invalid       Sorry, your input was invalid.
   Input

  Pause .5 [500 ms of silence](Amount of pause time permitted between caller's vote and continuation of telephone dialogue.)

[LOGO] Proxy Vote

WELCOME TO PROXYVOTE.COM

--------------------------------------------------------------------------------

Please select one of the links below...

If you received your proxy material in the mail, please have your material and your control number ready.

If you received a notification via e-mail, please have your control number and Personal Identification Number ready.

--------------------------------------------------------------------------------

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If your browser cannot support secure transactions via SSL encryption, click
HERE.

--------------------------------------------------------------------------------

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                               Privacy Statement

[LOGO] Proxy Vote

You can submit your proxy voting instructions right over the Internet

It's fast, convenient, and your voting instructions are immediately posted.

If you received notification by postal mail:

     1. Read the Proxy Statement. The accompanying Voting Instruction Form or Proxy Card contains your Control Number.
     2.   Enter the 12 digit Control Number to access an electronic ballot.
     3.   Complete the electronic ballot and submit your voting instructions.
     4. Provide your E-Mail address if you want confirmation of your voting instructions.

If you received notification by E-Mail:

     1. To access an electronic ballot, enter the 12 digit Control Number contained in your E-Mail message and the PERSONAL IDENTIFICATION NUMBER (PIN) you used when you enrolled for electronic delivery.
     2. The ballot displayed contains Internet Links to the applicable materials; read them carefully.
     3.   Complete the ballot and submit your voting instructions.

Enter your CONTROL NUMBER: #931916540# (Please skip any spaces)

Enter your PERSONAL IDENTIFICATION NUMBER (PIN):        (Required for the
                                                 ------
E-Mail option only)

[ ] Check this box if you have forgotten your PIN and wish to have it emailed to the address on record.
If the control number you enter requires a PIN, checking the above box will result in the PIN being emailed to you regardless of what you may enter as PIN and will not display the ballot. If no PIN is required, checking the above box will have no effect.

     -----------------
     Click to Continue
     -----------------

--------------------------------------------------------------------------------

Need to update your browser or download the Adobe Acrobat(R) Reader? CLICK HERE

                                Privacy Statement

Proxy Vote

[LOGO] Proxy Vote

                        DELPHI CORPORATION Annual Meeting

              To be held on 05/01/2003 for holders as of 03/03/2003

                            CUSIP 247126- stockClass

                              Your Control Number:

                        ANNUAL REPORT and PROXY STATEMENT

          (Clicking on the above links will open another window. Simply close that window to return to this page.)

--------------------------------------------------------------------------------

Directors' Recommendations:

Choose this if you would like to vote your shares following directors' recommendations. See below for the detailed recommendations. Please read it carefully.

     ---------------------------------------------
     Vote my Shares per directors' recommendations
     ---------------------------------------------

--------------------------------------------------------------------------------

Proxy Ballot:

DIRECTOR(S):

Directors recommend a vote for election of the following nominee(s)

[ ] For All [ ] Withhold All

[ ] For All EXCEPT Those Selected Below:

     [ ] J.T. BATTENBERG III
     [ ] VIRGIS W. COLBERT
     [ ] SHOICHIRO IRIMAJIRI

--------------------------------------------------------------------------------
PROPOSALS:

Please indicate your proposal selections by clicking on the fields below.

02. RATIFY SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS Directors Recommend: FOR

[ ] For [ ] Against [ ] Abstain

03. STOCKHOLDER PROPOSAL RELATING TO THE REDEMPTION OF DELPHI'S STOCKHOLDER RIGHTS PLAN
Directors Recommend: AGAINST

[ ] For [ ] Against [ ] Abstain

04. STOCKHOLDER PROPOSAL RELATING TO THE ANNUAL ELECTION OF DIRECTORS Directors Recommend: AGAINST

[ ] For [ ] Against [ ] Abstain

05. STOCKHOLDER PROPOSAL RELATING TO ADOPTION OF CODE FOR DELPHI'S INTERNATIONAL OPERATIONS
Directors Recommend: AGAINST

[ ] For [ ] Against [ ] Abstain

     ---------------------------------------
     Vote my shares per the above selections
     ---------------------------------------

--------------------------------------------------------------------------------

Legal Proxy:

Choose this only if you plan to attend and vote your shares at the meeting.

IMPORTANT: By choosing this option, we are precluded from voting your shares on your behalf. A Legal Proxy covering your securities will be issued to you. Your Legal Proxy must be presented at the meeting for your shares to be represented. Do not make any other marks on this ballot.

     ----------------------------
     I plan to attend the meeting
     ----------------------------

DO NOT use this option if you hold shares directly with the issuer, rather than through a bank or broker.

--------------------------------------------------------------------------------
Click to see: "Letter to our clients regarding voting authority"

                               Privacy Statement

proxyvote

[LOGO] Proxy Vote

                             Proxy Final Submission

            Please check all of the information below for accuracy.
              See instructions below and click on Final Submission

--------------------------------------------------------------------------------

                              Your Control Number:

                        DELPHI CORPORATION Annual Meeting

              To be held on 05/01/2003 for holders as of 03/03/2003

                            CUSIP 247126- stockClass

--------------------------------------------------------------------------------

You elected to vote with directors' recommendation

DIRECTORS:

J.T. BATTENBERG III, VIRGIS W. COLBERT, SHOICHIRO IRIMAJIRI

You Voted: for all directors.

--------------------------------------------------------------------------------
PROPOSALS:

02. RATIFY SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS You Voted: For This Proposal

03. STOCKHOLDER PROPOSAL RELATING TO THE REDEMPTION OF DELPHI'S STOCKHOLDER RIGHTS PLAN
You Voted: Against This Proposal

04. STOCKHOLDER PROPOSAL RELATING TO THE ANNUAL ELECTION OF DIRECTORS You Voted: Against This Proposal

05. STOCKHOLDER PROPOSAL RELATING TO ADOPTION OF CODE FOR DELPHI'S INTERNATIONAL OPERATIONS
You Voted: Against This Proposal

--------------------------------------------------------------------------------

If any of the above information is incorrect, return to the proxy ballot form by using the Back feature of your Browser Program

--------------------------------------------------------------------------------

If you would like to receive an electronic confirmation when this vote is recorded enter your E-Mail address here:

E-Mail:
        -----------------

--------------------------------------------------------------------------------

If all of the above information is correct then click on Final Submission below.

If any of the above information is incorrect, return to the proxy ballot form by using the Back feature of your Browser Program

                                ----------------
                                Final submission
                                ----------------

                                Privacy Statement

proxyvote

[LOGO] Proxy Vote

                              Thank You For Voting

                  To enter your next Control Number Click Here

--------------------------------------------------------------------------------

                              InvestorDelivery.com

If you have not already elected to receive future shareholder communications (Annual Reports Proxy Statements, Quarterly Reports, etc.) electronically instead of in print, you can do so simply clicking on the link below to access the InvestorDelivery.com site.

Participation is completely your choice. This will save postage and mailing costs for the securities in which you have invested. To send future shareholder communications to you electronically, we require your permission.

In the future, when, and if, material is available electronically, we will send you an e-mail which will contain information that will point you to an Internet location where the material is available, along with a link to ProxyVote.com (when applicable) to submit your voting instructions. You only have to enroll this investment account once. We hope you will give this option your serious consideration.

If you wish to enroll for electronic delivery of shareholder material, or if you are currently enrolled and want to view, modify or cancel your enrollment information, please Click Here

                                Privacy Statement

[Proxy (X) Vote]

WELCOME TO PROXYVOTE.COM

--------------------------------------------------------------------------------
Please select one of the links below...

If you received your proxy material in the mail, please have your material and your control number ready.

If you received a notification via e-mail, please have your control number and Personal Identification Number ready.

--------------------------------------------------------------------------------
To submit your voting instructions over our secure site, click HERE.
                                                               -----

If your browser cannot support secure transactions via SSL encryption, click
HERE.
-----
--------------------------------------------------------------------------------

Need to update to a security enabled browser? Click HERE.
                                                    -----



                               Privacy Statement
                               -----------------


ProxyVote4

[Proxy (X) Vote]

You can submit your proxy voting instructions right over the Internet

It's fast, convenient, and your voting instructions are immediately posted.

If you received notification by postal mail:

1. Read the Proxy Statement. The accompanying Voting Instruction Form or Proxy Card contains your Control Number.

2.   Enter the 12 digit Control Number to access an electronic ballot.

3.   Complete the electronic ballot and submit your voting instructions.

4. Provide your E-Mail address if you want confirmation of your voting instructions.

If you received notification by E-Mail:

1. To access an electronic ballot, enter the 12 digit Control Number contained in your E-Mail message and the PERSONAL IDENTIFICATION NUMBER (PIN) you used when you enrolled for electronic delivery.

2. The ballot displayed contains Internet Links to the applicable materials; read them carefully.

3.   Complete the ballot and submit your voting instructions.

Enter your CONTROL NUMBER:             (Please skip any spaces)

Enter your PERSONAL IDENTIFICATION NUMBER (PIN):
(Required for the E-Mail option only)

( ) Check this box if you have forgotten your PIN and wish to have it emailed to the address on record. If the control number you enter requires a PIN, checking the above box will result in the PIN being emailed to you regardless of what you may enter as PIN and will not display the ballot. If no PIN is required, checking the above box will have no effect.

click to continue

--------------------------------------------------------------------------------

Need to update your browser or download the Adobe Acrobat(R) Reader? CLICK HERE
                                                                     ----------

                                Privacy Statement
                                -----------------


ProxyVote

[Proxy (X) Vote]


                           DELPHI CORP Annual Meeting

              To be held on 05/01/2003 for holders as of 03/03/2003

                            CUSIP MC1878- stockClass

                              Your Control Number:

                        ANNUAL REPORT and PROXY STATEMENT
                        -------------     ---------------

(Clicking on the above links will open another window. Simply close that window to return to this page.)

--------------------------------------------------------------------------------
Directors' Recommendations:

Choose this if you would like to vote your shares following directors' recommendations. See below for the detailed recommendations. Please read it carefully.

Vote my shares per directors' recommendations

--------------------------------------------------------------------------------

Proxy Ballot:

DIRECTOR(S):

Directors recommend a vote for election of the following nominee(s)

.. For All  . Withhold All

.. For All EXCEPT Those Selected Below:

         [] J.T. BATTENBERG III
         [] VIRGIS W. COLBERT
         [] SHOICHIRO IRIMAJIRI

--------------------------------------------------------------------------------
PROPOSALS:

Please indicate your proposal selections by clicking on the fields below.

02. RATIFY SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS Directors Recommend: FOR
.. For . Against . Abstain

03. STOCKHOLDER PROPOSAL RELATING TO THE REDEMPTION OF DELPHI'S STOCKHOLDER RIGHTS PLAN Directors Recommend: AGAINST
..For .Against .Abstain

04. STOCKHOLDER PROPOSAL RELATING TO THE ANNUAL ELECTION OF DIRECTORS Directors Recommend: AGAINST

.. For . Against . Abstain

05. STOCKHOLDER PROPOSAL RELATING TO ADOPTION OF CODE FOR DELPHI'S INTERNATIONAL OPERATIONS Directors Recommend: AGAINST
.. For . Against . Abstain

PLEASE INDICATE IF YOU WOULD LIKE TO KEEP YOUR VOTE CONFIDENTIAL UNDER DELPHI'S POLICY

.. Yes . No

Meeting Attendance: PLEASE INDICATE IF YOU PLAN TO ATTEND THIS MEETING

.. Yes . No

vote my shares per the above selections

--------------------------------------------------------------------------------

Legal Proxy:

Choose this only if you plan to attend and vote your shares at the meeting.

IMPORTANT: By choosing this option, we are precluded from voting your shares on your behalf. A Legal Proxy covering your securities will be issued to you. Your Legal Proxy must be presented at the meeting for your shares to be represented. Do not make any other marks on this ballot.

I plan to attend the meeting

DO NOT use this option if you hold shares directly with the issuer, rather than through a bank or broker.

--------------------------------------------------------------------------------

Click to see: "Letter to our clients regarding voting authority"
              --------------------------------------------------


                                Privacy Statement
                                -----------------


Proxyvote

Proxy Vote

                             Proxy Final Submission

            Please check all of the information below for accuracy.
              See instructions below and click on Final Submission

================================================================================

                              Your Control Number:

                           DELPHI CORP Annual Meeting

             To be held on 05/01/2003 for holders as of 03/03/2003

                            CUSIP MC1878-stockCLass

================================================================================

You elected to vote with directors' recommendation

DIRECTORS:

J.T. BATTENBERG III, VIRGIS W. COLBERT, SHOICHIRO IRIMAJIRI

You Voted: for all directors.

================================================================================
PROPOSALS:

02. RATIFY SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS You Voted: For This Proposal

03. STOCKHOLDER PROPOSAL RELATING TO THE REDEMPTION OF DELPHI'S STOCKHOLDER RIGHTS PLAN
You Voted: Against This Proposal

04. STOCKHOLDER PROPOSAL RELATING TO THE ANNUAL ELECTION OF DIRECTORS You Voted: Against This Proposal

05. STOCKHOLDER PROPOSAL RELATING TO ADOPTION OF CODE FOR DELPHI'S INTERNATIONAL OPERATIONS
You Voted: Against This Proposal

PLEASE INDICATE IF YOU WOULD LIKE TO KEEP YOUR VOTE CONFIDENTIAL UNDER DELPHI'S POLICY
Your vote will be kept confidential under Delphi's Policy

Meeting Attendance: PLEASE INDICATE IF YOU PLAN TO ATTEND THIS MEETING
You did not mark a selection and therefore will not be attending this meeting

================================================================================

If any of the above information is incorrect, return to the proxy ballot form by using the Back feature of your Browser Program

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If you would like to receive an electronic conformation when this vote is recorded enter you E-mail address here:

E-mail [                      ]

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If all of the above information is correct then click on Final Submission below.

If any of the above information is incorrect, return to the proxy ballot form by using the Back feature of your Browser Program

                              [ Final Submission ]

                               Privacy Statement
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proxyvote

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[PROXY (X) VOTE]

                              Thank You For Voting

                  To enter your next Control Number Click Here
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                              InvestorDelivery.com
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If you have not already elected to receive future shareholder communications
(Annual Reports, Proxy Statements, Quarterly Reports, etc.) electronically instead of in print, you can do so by simply clicking on the link below to access the InvestorDelivery.com site.

Participation is completely your choice. This will save postage and mailing costs for the securities in which you have invested. To send future shareholder communications to you electronically, we require your permission.

In the future, when, and if, material is available electronically, we will send you an e-mail which will contain information that will point you to an internet location where the material is available, along with a link to ProxyVote.com (when applicable) to submit your voting instructions. You only have to enroll this investment account once. We hope you will give this option your serious consideration.

If you wish to enroll for electronic delivery of shareholder material, or if you are currently enrolled and want to view, modify or cancel your enrollment information, please Click Here.
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                               Privacy Statement
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[LOGO] DELPHI

                    IMPORTANT NOTICE REGARDING DELIVERY OF
                             SHAREOWNER DOCUMENTS

March 21, 2003

Dear Shareowner,

The Securities and Exchange Commission has adopted a rule that allows us to send a single copy of our annual reports, proxy statements, prospectuses and other disclosure documents to two or more shareowners sharing the same address if they consent to do so, subject to certain conditions. We believe this "Householding" rule will provide greater convenience for our shareowners, as well as cost savings for us by reducing the number of duplicate documents that are sent to your home. Please note that if you do not respond, you will be deemed to have consented, and Householding will start 60 days after the mailing of this notice.

The Householding election appears on the enclosed proxy card if you have not been contacted previously for this option. If you wish to participate in the Householding program, please indicate "YES" when voting your proxy. Your affirmative or implied consent will be perpetual unless you withhold it or revoke it.

If you wish to continue to receive separate annual reports, proxy statements, prospectuses and other disclosure documents for each account in your household, you must withhold your consent to our Householding program by indicating "NO" when voting your proxy.

You may revoke your consent at any time by contacting ADP, either by calling toll-free (800) 542-1061, or by writing to ADP, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you revoke your consent, you will be removed from the Householding program within 30 days of receipt of your revocation and each shareowner at your address will receive individual copies of our disclosure documents.

We strongly encourage your participation in the Householding program, and believe that it will benefit both you and Delphi. Not only will it reduce the volume of duplicate information that you receive in your household, but it will also reduce our printing and mailing costs.

Thank you.

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